UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact name of registrant as specified in its charter)

MICHIGAN	0-20167	38-2062816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN	49854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 343-8147

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Mackinac Financial Corporation (“the Company”) held its 2012 Annual Meeting of Shareholders on May 22, 2012. The shareholders (i) elected three members of the Company’s Board of Directors to serve until the Annual Meeting in the year 2015; (ii) approved, in a non-binding vote, the Company’s compensation of executives; (iii) ratified the appointment of Plante Moran, PLLC as the Company’s independent auditors for the year ending December 31, 2012; and (iv) approved the Mackinac Financial Corporation 2012 Incentive Compensation Plan. There were 3,419,736 outstanding shares eligible to vote as of April 16, 2012, the record date for the Annual Meeting.

The voting results on the four matters were as follows:

Election of Directors

	For	Withheld	Broker Non-votes
Walter J. Aspatore	2,152,596	156,065	482,665
Robert H. Orley	2,154,099	154,562	482,665
Randolph C. Paschke	2,152,099	156,562	482,665

Advisory (Non-Binding) Vote on Executive Compensation

For	Against	Abstain	Broker Non-votes
1,922,028	385,312	1,321	482,665

Ratification of Appointment of Independent Auditors

For	Against	Abstain	Broker Non-votes
2,788,823	997	1,506	—

Approval of Mackinac Financial Corporation 2012 Incentive Compensation Plan

For	Against	Abstain	Broker Non-votes
1,834,062	469,457	5,142	482,665

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
Date: May 23, 2012

	By:	/s/ Ernie R. Krueger
Ernie R. Krueger
EVP/CFO

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